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                                                                   EXHIBIT 99.3

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder of ADVANCED COMMUNICATION SYSTEMS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement/Prospectus, each dated January 24, 2000, and hereby appoints George A. Robinson and Terrence E. Hileman, and each of them, proxies and attorneys-in-fact, with several power of substitution and resubstitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of ADVANCED COMMUNICATION SYSTEMS, INC. to be held on Wednesday, February 23, 2000, at 10:30 a.m., local time, at the offices of ADVANCED COMMUNICATION SYSTEMS, INC., at 10089 Lee Highway, Fairfax, Virginia 22030, and at any and all adjournments, postponements or reschedulings thereof, and to vote all shares of Common Stock of ADVANCED COMMUNICATION SYSTEMS, INC. which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below.

To adopt the Agreement and Plan of Merger, dated as of December 9, 1999, as amended, by and among The Titan Corporation, A T Acquisition Corp., a wholly owned subsidiary of The Titan Corporation, and Advanced Communication Systems, Inc. and to approve the merger and the other transactions contemplated by the Agreement and Plan of Merger.

      [ ] FOR         [ ] AGAINST      [ ] ABSTAIN

To authorize postponement or adjournment of the Special Meeting of Stockholders, if necessary, to solicit additional votes to adopt the Agreement and Plan of Merger and to approve the merger and the other transactions contemplated by the Agreement and Plan of Merger.

      [ ] FOR         [ ] AGAINST      [ ] ABSTAIN

                            DISCRETIONARY AUTHORITY

    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT, POSTPONEMENT OR RESCHEDULING THEREOF.

                            (Continued and to be signed and dated on other side)
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(Continued from other side)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF DECEMBER 9, 1999, AS AMENDED, BY AND AMONG THE TITAN CORPORATION, A T ACQUISITION CORP., A WHOLLY OWNED SUBSIDIARY OF THE TITAN CORPORATION, AND ADVANCED COMMUNICATION SYSTEMS, INC. AND APPROVAL OF THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE AGREEMENT AND PLAN OF MERGER, AND "FOR" ANY PROPOSAL TO POSTPONE OR ADJOURN THE MEETING IN ORDER TO ALLOW TIME TO SOLICIT ADDITIONAL VOTES TO ADOPT THE AGREEMENT AND PLAN OF MERGER AND TO APPROVE THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE AGREEMENT AND PLAN OF MERGER, AND AS THE PROXIES NAMED HEREIN DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE DATE AND SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS HEREON.

                                       -----------------------------------------
                                       DATE

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                                       SIGNATURE OF OWNER

                                       -----------------------------------------
                                       ADDITIONAL SIGNATURE OF JOINT OWNER (IF
                                       ANY)

                                       IF STOCK IS JOINTLY HELD, EACH JOINT
                                       OWNER SHOULD SIGN. WHEN SIGNING AS
                                       ATTORNEY-IN-FACT, EXECUTOR,
                                       ADMINISTRATOR, TRUSTEE, GUARDIAN,
                                       CORPORATE OFFICER OR PARTNER, PLEASE GIVE
                                       FULL TITLE.